                                                                 Exhibit 32.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of The Jones Financial Companies, L.L.L.P. on Form 10-K for the year ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Novik, Chief Financial Officer of the Partnership, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

                                     /s/  Steven Novik
                                     ---------------------------------------
                                     Chief Financial Officer
                                     The Jones Financial Companies, L.L.L.P.
                                     March 30, 2007